UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2004

STANCORP FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon	97204
(Address of principal executive offices)	(Zip Code)

(503) 321-7000

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

StanCorp Financial Group, Inc. currently has in effect three shareholder-approved equity compensation plans. The Organization and Compensation Committee of the Board of Directors (the “Committee”) oversees all of the Company’s broad-based compensation and benefit programs and advises management and exercises authority with respect to compensation and benefits afforded the CEO, Executive Officers and the Board of Directors.

On December 10, 2004, the Committee approved, effective January 1, 2005, the StanCorp Financial Group, Inc. Short Term Incentive Program (the “STIP”). The STIP is intended to enable the Company to attract, retain, motivate and reward qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to their annual performance and to the overall profitability and performance of the Company. A copy of this program is attached hereto and filed herewith as Exhibit 10.1.

Section 8 – Other Events

Item 8.01 Other Events.

On August 9, 2004, the Company adopted the StanCorp Financial Group, Inc. Deferred Compensation Plan for Senior Officers 2004 Restatement (the “2004 Restatement”) that combined the existing Amended and Restated Deferred Compensation Plan for Senior Officer Management Group (the “Plan”) and the Amended and Restated Supplemental Deferred Compensation Plan for Senior Officer Management Group (the “Supplemental Plan”) into a single document. The Supplemental Plan was merged into the Plan as of January 1, 2004, the date the 2004 Restatement took effect. A copy of this program is attached hereto and filed herewith as Exhibit 10.2.

The shareholder-approved StanCorp Financial Group, Inc. Amended 2002 Stock Incentive Plan covers incentive-based restricted stock, tenure-based restricted stock, and stock option grants. To provide supplemental information regarding the terms of this program, the form of agreement for each of the types of grants is attached hereto and filed herewith as Exhibits 10.3 through 10.6.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	StanCorp Financial Group, Inc. Short Term Incentive Program

10.2	StanCorp Financial Group, Inc. Deferred Compensation Plan For Senior Officers 2004 Restatement

10.3	Form of StanCorp Financial Group, Inc. 2002 Stock Incentive Plan, As Amended Restricted Stock Agreement

10.4	Form of StanCorp Financial Group, Inc. Long-Term Incentive Award Agreement (20 Performance Period)

10.5	Form of StanCorp Financial Group, Inc. 2002 Stock Incentive Plan Non-Statutory Stock Option Agreement [Senior Officers]

10.6	Form of StanCorp Financial Group, Inc. 2002 Stock Incentive Plan Non-Statutory Stock Option Agreement [Directors]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANCORP FINANCIAL GROUP, INC.
Dated: January 6, 2005

/s/ CINDY J. MCPIKE
Cindy J. McPike
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
*10.1	StanCorp Financial Group, Inc. Short Term Incentive Program

*10.2	StanCorp Financial Group, Inc. Deferred Compensation Plan For Senior Officers 2004 Restatement

*10.3	Form of StanCorp Financial Group, Inc. 2002 Stock Incentive Plan, As Amended Restricted Stock Agreement

*10.4	Form of StanCorp Financial Group, Inc. Long-Term Incentive Award Agreement (20 Performance Period)

*10.5	Form of StanCorp Financial Group, Inc. 2002 Stock Incentive Plan Non-Statutory Stock Option Agreement [Senior Officers]

*10.6	Form of StanCorp Financial Group, Inc. 2002 Stock Incentive Plan Non-Statutory Stock Option Agreement [Directors]

*	Filed herewith